UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – January 21, 2016
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
225 Liberty Street New York, New York (Address of principal executive offices)	10286 (Zip code)
Registrant’s telephone number, including area code – (212) 495-1784

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 21, 2016, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release announcing its financial results for the fourth quarter of 2015. A copy of the Earnings Release is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section. This exhibit shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act of 1933 (the “Securities Act”) or Exchange Act, except as otherwise expressly stated in such filing.

ITEM 7.01.    REGULATION FD DISCLOSURE.

On January 21, 2016, in conjunction with a conference call and webcast regarding BNY Mellon’s financial results, Quarterly Financial Trends, Key Facts and a Fourth Quarter 2015 Financial Highlights presentation are available on BNY Mellon’s website, www.bnymellon.com. A copy of each of the Quarterly Financial Trends, Key Facts and the Fourth Quarter 2015 Financial Highlights presentation is “furnished” as Exhibits 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. These exhibits shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act or Exchange Act, except as otherwise expressly stated in such filing. The contents of BNY Mellon’s website referenced herein and in the exhibits are not incorporated into this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    EXHIBITS.

Exhibit
Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated January 21, 2016, announcing financial results for the fourth quarter of 2015.

99.2	The Bank of New York Mellon Corporation Quarterly Financial Trends dated January 21, 2016, for the fourth quarter of 2015.

99.3	Key Facts – Fourth Quarter 2015 dated January 21, 2016.

99.4	Fourth Quarter 2015 Financial Highlights Presentation dated January 21, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: January 21, 2016	By: /s/ Craig T. Beazer
Name: Craig T. Beazer Title: Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Earnings Release dated January 21, 2016.	Furnished herewith
99.2	Quarterly Financial Trends dated January 21, 2016.	Furnished herewith
99.3	Key Facts – Fourth Quarter 2015 dated January 21, 2016.	Furnished herewith
99.4	Fourth Quarter 2015 Financial Highlights Presentation dated January 21, 2016.	Furnished herewith